CAPSTONE GROWTH FUND
(a Series of Capstone Series Fund, Inc.)

Investing in stocks for long-term capital appreciation

Prospectus

February 25, 2005

The Securities and Exchange Commission does not approve or disapprove the information in this Prospectus, and does not determine whether this information is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

The Fund

Fee Table

Management

Buying and Selling Fund Shares

Dividends, Distributions and Taxes

Financial Highlights

How To Get More Information

THE FUND

The Fund's Investment Objective and Principal Investment Strategies

Capstone Growth Fund ("Fund"), a series of Capstone Series Fund, Inc., seeks to provide long-term capital appreciation. It invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund may also buy convertible and preferred securities and shares of other investment companies. Although most of its investments will generally be in U.S. issuers, the Fund may invest in foreign securities.

The Fund's investment approach is to invest in companies whose valuations are attractive in relation to broad market averages and the company's own growth rate. In selecting stocks for consideration, the Fund's investment adviser, Capstone Asset Management Company ("Adviser") reviews historical performance and expected earnings growth, as well as recent relative performance. For companies that rate favorably on those tests, the Adviser performs a fundamental analysis. This analysis may involve evaluating the company's industry, reviewing comments of securities analysts and press reports, and interviewing company management. Finally, in selecting securities for investment, the Adviser considers their impact on the Fund's overall risk and return profile. When securities held by the Fund are reviewed according to these standards and no longer rank favorably relative to other potential investments, they may be considered for possible sale.

The Fund has authority to invest in securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P) or deemed of comparable quality by the Adviser. The Fund may invest without limit in these instruments as a temporary defensive measure under unusual market conditions, which can cause the Fund to fail to meet its investment objective during such periods and to lose benefits when the market begins to improve. (If these securities are downgraded, the Adviser has the discretion to hold or sell them.) The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts.

Principal Risks

The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and an investor can lose money. Moreover, from time to time, the Fund's performance may be better or worse than funds with similar investment policies. Its performance is also likely to differ from that of funds that use different strategies for selecting stocks.

Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Investments in fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both stock and fixed income securities, also entail, to some extent, the risks of each.

The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Adviser does not expect or if the Fund cannot close out its position in a hedging instrument. The Fund's investments in foreign securities also involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

The Fund's investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating costs and administrative and advisory fees. These expenses are in addition to similar expenses of the Fund that shareholders bear directly.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Fund's Statement of Additional Information dated February 28, 2005.

Past Performance

The following two tables illustrate the Fund's past performance. The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis for the past ten years in comparison to the S&P 500 Index, which is a broad measure of the performance of the U.S. stock market. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).

12/31/94	(7.77%)
12/31/95	29.20%
12/31/96	17.23%
12/31/97	28.74%
12/31/98	23.32%
12/31/99	22.95%
12/31/00	(9.10%)
12/31/01	(13.20%)
12/31/02	(24.13%)
12/31/03	22.36%
12/31/04	6.49%
Best Quarter -	4th Quarter 1998 22.00%
Worst Quarter -	3rd Quarter 2002 (17.67%)

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)

Return Before Taxes	6.49%	(4.85%)	8.71%

Return After Taxes on Distributions (A)(B)	6.42%	(5.27%)	6.35%

Return After Taxes on Distributions and Sale of Fund Shares(A)(B)	4.22%	(4.14%)	6.40%

S&P 500 Index	10.87%	(2.30%)	12.07%
(A)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
(B)

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Fees and Expenses of the Fund

This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders, except a Redemption Fee for certain redemptions within five days of purchase. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge	None
Maximum deferred sales charge	None
Maximum sales charge on reinvested dividends and distributions	None
Redemption fee*	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Investment Advisory Fees	0.75%
Distribution and/or Service (12b-1) Fees**	0.25%
Other Expenses***	0.55%
Total Annual Fund Operating Expenses	1.55%

_________________________
*

The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

**

The Fund has adopted a Rule 12b-1 Plan that permits it to pay 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

***	"Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$158	$490	$845	$1,845

MANAGEMENT

The Adviser

The Fund's investment adviser is Capstone Asset Management Company, 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser provides continuous investment management and administration services for the Fund. The Adviser also provides investment advisory and/or administrative services to several other mutual funds and provides investment advice to pension and profit sharing accounts, corporations and individuals. Total assets under management as of October 31, 2004 are about $2.44 billion.

The Adviser receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 2004, the Fund paid the Adviser fees equal to 0.75% of the Fund's average net assets.

Portfolio Manager

The Fund's portfolio manager is Dan E. Watson. Mr. Watson is one of the Adviser's co-founders. He is the Adviser's Chief Investment Officer and Senior Equity Portfolio Manager and serves on both the investment and client service teams. Mr. Watson began his career with Texas Commerce Bank, and joined Tenneco, Inc. in 1977, where he subsequently served as Assistant to the Chairman of the Board. Mr. Watson helped form Tenneco Financial Services, the Adviser's predecessor, in 1981 and served as its President. Mr. Watson received his Bachelor's Degree from Baylor University (magna cum laude), Masters Degrees from Baylor and Rice Universities, and a PhD from Rice University.

BUYING AND SELLING FUND SHARES
Share Price:

The purchase and redemption price of Fund shares is the Fund's net asset value (NAV) per share that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Fund does not price its shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, the Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. The NAV of the Fund shares reflects the aggregate assets less the liabilities attributable to the Fund shares . The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which reliable market quotations are not readily available and any other assets at fair value as determined in good faith in accordance with procedures adopted and regularly reviewed by the Board of Directors.

For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely to affect the value of that investment, the Fund instrument would be valued in accordance with fair value procedures established by the Board of Directors.

Fair value pricing generally requires the use of estimates based on data that may be incomplete, and involves the Adviser's judgment. The value of a security determined through "fair value" estimates may differ from the value that might have been determined by other methods, such as the last trade price for the security. Although fair value pricing is an effort to assign a fair price to a security, there can be no assurance that a fair value price is the price the Fund would have been able to obtain had it sold the security as of the time the value is determined.

Minimum Investment:

The minimum initial investment in the Fund is $200, except for continuous investment plans which have a $25 minimum. There is no minimum for subsequent purchases, except for continuous investment plans and telephone purchases. The minimum subsequent telephone purchase is $1,000.

Share Certificates:	The Fund will not issue share certificates.
Telephone Transactions:

Unless declined on the investment application, the Fund is authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure the order was proper. Also note that during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Frequent Transactions:

The Fund imposes a 2% redemption fee on the value of shares redeemed or exchanged within 5 days of their purchase. The Fund reserves the right to limit additional purchase and exchange transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one purchase-sale or exchange transaction per month may be viewed as excessive.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares.

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Fund. If the order is received by the authorized dealer by 4:00 p.m. Eastern time, it will be priced at the NAV per share on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Fund's distributor by mailing a completed investment application with a check or other negotiable bank draft payable to Capstone Growth Fund to the Transfer Agent.

The Transfer Agent's address is:

Capstone Growth Fund
c/o BISYS Fund Services
P.O. Box 183004
Columbus, OH 43218-3004
1-800-695-3208

Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire

You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

Telephone Investment

After you have opened your account, you may make additional investments unless declined on the Investment Application by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for individual shares is $1,000, and the maximum is five times the NAV of your shares held, and paid for on the day preceding your order. Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

After opening an account with at least the minimum investment, you may arrange to make regular monthly investments of at least $25 automatically from your bank checking account by completing the Pre-Authorized Payment section of the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, thus adversely affecting long-term shareholders. Thus, the Fund's Board of Directors has adopted policies and procedures that are designed to discourage frequent transactions that might harm the Fund. The Fund reserves the right to reject any purchase orders, including exchanges, and to limit additional purchases for any reason, including orders from any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one purchase-sale or exchange transaction per month may be viewed as excessive. A redemption fee equal to 2% of the amount redeemed will be applied to certain redemptions (including in connection with exchanges) of Fund shares within five days of purchase. (See "Redemption Fees" below.) There is no assurance that these policies and procedures will be effective in limiting short-term or excessive trading, particularly if such trading occurs in omnibus accounts maintained by broker-dealers or other financial intermediaries. These policies and procedures may be amended or terminated at any time, and changes will be disclosed in the Prospectus or a supplement.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of know or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

    Name;

    Date of birth (for individuals);

    Residential or business street address (although post office boxes are still permitted for mailing; and

    Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

The price to sell one share of each Fund is the Fund's NAV. A 2% redemption fee is applied for certain redemptions or exchanges within 5 days of purchase. (See "Redemption Fees " below.)

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. Provided a redemption is more than 5 days from purchase of the particular shares (see "Redemption Fee," below), the Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week after your check is received. Except for redemptions within 5 days of purchase (see "Redemption Fees," below), the Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

  you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

  you want to transfer ownership of the shares.

Signature Guarantee- A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption of Shares Purchased by Check-- Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Redemption Fees

For shares that are redeemed within 5 days of purchase (including redemptions in connection with exchanges), a fee of 2% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares held the longest will be redeemed first. The Fund may waive the fee for redemptions by certain omnibus accounts and by certain retirement plan and other accounts for which it is not technologically feasible to impose the fee. The redemption fee may also be waived for certain transactions that do not indicate market-timing strategies. Waivers of the redemption fee must be approved by an officer of the Fund. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have not declined expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Fund's cash reserves. The Fund does not impose a fee for this service, but it (and the service providers) reserves the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any change.

Systematic Withdrawal

You may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the Fund.

Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from the Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, the Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In this case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk of the securities until you sell them.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

Exchanging Fund Shares

You may exchange your shares of the Fund shares for another Capstone Fund at a price based on their respective NAVs. There is no sales charge or other fee. (But see, "Redemption Fees," above.) Please read the information in the prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

    mailing your exchange order to the Transfer Agent's address.

    telephoning 1-800-695-3208. Telephone exchange orders may be place from 8:00 a.m. to 4:00 p.m. Eastern time on any business day. You may decline this option on the Investment Application.

Remember that your exchange is a sale of your shares, with possible tax consequences. See "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

    Option 1: To have income dividends paid to you in cash and capital gains distributions paid in additional Fund shares.

    Option 2: To have capital gains distributions paid to you in cash and income dividends paid in additional Fund shares.

    Option 3: To have both income dividends and capital gains distributions paid to you in cash.

There is no sales charge or other fee for either option. If you select Option 1, Option 2 or Option 3 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions.

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

The Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance for the past five years. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2004, 2003, 2002, 2001, and 2000 has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the Fund's financial statements, are included in the Fund's Annual Report for the fiscal year ended October 31, 2004, which is available on request.

	Year Ended October 31,
	2004	2003	2002	2001	2000

PER SHARE DATA

Net asset value at beginning of period	$11.68	$10.20	$12.08	$18.11	$18.46

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	0.66	1.47	(1.88)	(4.34)	0.97

Total income (loss) from investment operations	0.64	1.49	(1.87)	(4.33)	0.96

Less distribution from:
Net investment income	(0.02)	(0.01)	(0.01)	--	(0.02)
Net realized gains	--	--	--	(1.70)	(1.29)

Total distributions	(0.02)	(0.01)	(0.01)	(1.70)	(1.31)

Net asset value at end of period	$12.30	$11.68	$10.20	$12.08	$18.11

TOTAL RETURN (%)	5.44%	14.59%	(15.48%)	(25.73)%	5.40%

RATIOS/SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$45,898	$47,659	$45,427	$58,841	$84,560

Ratio of total expenses to average net assets	1.55%	1.43%	1.38%	1.27%	1.18%

Ratio of net investment income (loss) to average net assets	(0.12%)	0.14%	0.06%	0.08%	(0.07)%

Portfolio turnover rate	34%	20%	94%	58%	55%

HOW TO GET MORE INFORMATION

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund. The Annual and Semi-Annual Reports will be available by calling the Fund at (800) 262-6631.

Further information about the Fund is contained in:

    the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

    Annual and Semi-Annual Reports. These reports describe the Fund's performance and portfolio holdings and include a letter from Fund management describing the Fund's strategies and discussing market conditions that significantly affected the Fund's performance during its last fiscal year.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-262-6631.

You may also get copies of the SAI, reports and other information directly from the Securities and Exchange Commission (SEC) by:

    visiting the SEC's public reference room. (Call 1-202-942-8090 for information.)

    sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail request to: publicinfo@sec.gov visiting the SEC's website http://www.sec.gov

The Fund's Investment Company Act File Number with the SEC is: 811-1436.

CAPSTONE GROWTH FUND

(a Series of Capstone Series fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

February 25, 2005

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated February 25, 2005. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

The report of Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report for the period ended October 31, 2004 ("Annual Report") is incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.

The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

TABLE OF CONTENTS

General Information.
Investment Policies and Restrictions
Risk Factors
Directors and Executive Officers
Investment Adviser
Distributor
Portfolio Transactions and Brokerage
Personal Trading Policies
Determination of Net Asset Value
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
Control Persons and Principal Holders of Securities
Financial Statements
Other Information

GENERAL INFORMATION

The Fund is an "open-end diversified management company" under the Investment Company Act of 1940. It was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994. On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. ("Company") and the Fund was redesignated Capstone Growth Fund.

The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser"), which provides investment advisory and administrative services to the Fund. The Adviser and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

INVESTMENT POLICIES AND RESTRICTIONS

U.S. Government Securities. Securities of the U.S. Government, its agencies and instrumentalities include instruments backed by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds and obligations of the Government National Mortgage Association. Other such instruments, including obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury. Still others, such as obligations of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain of the agency's obligations or, in the case of agencies such as the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the issuing agency. For investments not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. For temporary defensive purposes, the Fund may invest to an unlimited extent in securities of the U.S. Government, its agencies and instrumentalities.

Corporate Debt Securities. Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the Fund's quality standards. The Fund will not invest in corporate debt securities that, at the time of investment, are rated below A by S&P or Moody's, or if not rated, are determined by the Adviser and Administrator to be below such quality.

Options and Futures. The Fund may employ special investment practices as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

The Fund may purchase put and call options on stock and stock indexes for hedging purposes. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund exceed 2% of the Fund's total net assets.

A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a stock index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying stock index.

The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying stock to a greater extent than if the Fund purchased the stock directly. However, if the stock does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the stock directly.

Generally, transactions in stock index options pose the same type of risks as do transactions in stock options. Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which may not completely offset movements in the price of such securities.

The Fund may also (i) invest up to 5% of its total assets in stock index futures contracts and options on stock index futures and (ii) engage in margin transactions with respect to such investments.

A stock index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks. The Fund will not enter into transactions in futures contracts and options on such contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options, exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on such contracts to the extent that its outstanding obligations under these contracts would exceed 20% of the Fund's total assets.

Successful use by the Fund of stock index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the Fund's portfolio. Successful use of stock index futures contracts and options on such contracts is further dependent on the Adviser's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of stock index futures contracts are discussed further in the Statement of Additional Information.

Foreign Securities. Investment in foreign securities entails certain special cost and risks. Although the Fund does not expect to invest extensively in foreign securities, stockholders should be aware that such investments often involve higher brokerage and custody costs, currency conversion costs and longer settlement time. Other special factors regarding foreign investing include thinner and more volatile trading markets; less extensive information about securities, markets and issuers; lower levels of government regulation; difficulties in enforcing obligations; different accounting standards; fluctuations in values of foreign currencies against the U.S. dollar; and the risk of negative government actions such as expropriation, nationalization, imposition of withholding, confiscatory or other taxes, currency blockages or restrictions on transfer.

Forward Foreign Currency Exchange Transactions. The Fund may enter into forward currency exchange contracts in an attempt to hedge against adverse movements in the relationship exchange between the U.S. dollar and the currencies in which any non-U.S. investments are denominated or between two foreign currencies. The Fund may enter into this type of contract with respect to a specific transaction or as a hedge for the Fund's portfolio positions.

These contracts involve an obligation to purchase or sell a specific currency at a specified future date at a specified price. These contracts are traded in the interbank market conducted between currency traders (generally large commercial banks) and their customers. Although the Fund would enter into such a contract to minimize the risk of loss due to adverse currency fluctuations, such a contract may also limit the extent to which the Fund could gain from positive fluctuations. There can be no assurance that these activities will be successful in protecting the fund against negative effects of currency fluctuation.

Securities of Other Investment Companies. The Fund may invest in securities issued by the other investment companies. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.

The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Restrictions

A. The Fund has elected to be classified as a diversified open-end series of Capstone Series Fund, Inc.

B. The Fund may not:

1. Borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. Concentrate its investments in a particular industry, as those terms are used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. Purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. Purchase physical commodities or contracts relating to physical commodities;

7. Make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

With respect to restrictions B1, B2, B3 and B7, applicable law and regulatory policy currently establishes the following limits:

  Borrowing. A registered open-end investment company ("fund"), such as the Fund, is permitted to borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300 percent for all borrowings by the fund. A fund may also borrow for temporary purposes only in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made. (A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The Securities and Exchange Commission ("SEC") has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if the fund "covers" the agreements by establishing and maintaining segregated accounts.

  Senior Securities. A fund is not permitted to issue any class of senior security, except for permitted borrowings (see "Borrowing," above) or to sell any senior security of which it is the issuer. A fund is, however, permitted to issue separate series of shares and to divide those series into separate classes.

  Concentration. The SEC staff takes the position that investment of 25% or more of a fund's assets in any one industry represents concentration.

  Loans of Portfolio Securities. The SEC staff takes that position that the aggregate market value of securities loaned may not at any time exceed 33 1/3% of the total assets of the Fund (after giving effect to the loan) at the time the loan is made.

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, provided that if asset coverage for borrowings falls below the required 300 percent, noted above, the Fund shall, within three days, reduce its borrowings so that such asset coverage will be at least 300 percent.

The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 36.01% for the fiscal year ended October 31, 2004 and 20% for the fiscal year ended October 31, 2003.

Risk Factors

Stock Index Futures and Related Options

The Fund may engage in transactions in options on stock and stock indices, and stock index futures and options on such futures as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

To protect the value of its portfolio against declining stock prices, the Fund may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, the Fund may purchase call options on stock indices. A stock index (such as the S&P 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of both put and call options on stock indices will be subject to the Adviser's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Adviser's prediction proves to be inaccurate, the Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

In addition, the Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the index.

A stock index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

Successful use of stock index futures contracts and options on such contracts is subject to the Adviser's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Adviser's judgement in this respect will be correct. Additionally, the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities being hedged or used for cover is not perfect.

The Fund will purchase and sell stock index futures contracts and will purchase put and call options on stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Generally, the Fund may hedge its securities portfolio against a period of market decline by selling stock index futures contracts or by purchasing puts on stock index futures contracts for the purpose of protecting its portfolio against such decline. Conversely, the Fund may purchase stock index futures contracts or call options thereon as a means of protecting against an increase in the prices of securities which the Fund intends to purchase. The Fund will not engage in transactions in stock index futures contracts or options on such contracts for speculation and will not write options on stock index futures contracts.

When purchasing stock index futures contracts, the Fund will be required to post a small initial margin deposit, held by the Fund's custodian in the name of the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks.

The Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that its outstanding obligations under these contracts and options would exceed 20% of the Fund's total assets.

Stock index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

Positions in stock index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the opinion of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

Foreign Securities

Although the Fund expects to invest principally in securities of U.S. issuers, it may invest in U.S. dollar- or foreign currency-denominated foreign equity and debt securities traded in the United States or in foreign markets. Investments in securities of foreign issuers involve certain costs, risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

The Fund's investments may include securities represented by European Depositary Receipts ("EDRs") and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company. They represent the deposit with that bank or trust company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain. EDRs are similar to ADRs except that they are issued and traded in Europe.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions

The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

Disclosure of Portfolio Holdings

The policy of the Fund and its service providers is to protect the confidentiality of the Fund's portfolio holdings and to prevent the selective disclosure of non-public information about those holdings iin a manner that could disadvantage Fund shareholders. The Fund has adopted policies and procedures to implement this policy.

Public Disclosure. The Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the Securities and Exchange Commission ("SEC"). The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings may be viewed on the SEC's website. Following or simultaneously with the filing of these reports, the Fund may make public a summary or list of completed purchases and sales ("trade commentary"). The Fund provides portfolio holdings information to Standard & Poor's Corporation only at the time such information is made public, as described above. The date of information so disclosed publicly is as of 60 days prior to the public disclosure.

Non-Public Disclosure. The Fund does not currently make non-public disclosures of its portfolio holdings except to its service providers on a "need to know" basis in connection with their provision of services to the Fund. Such service providers may include, but are not limited to, the Adviser, custodian, auditors, transfer agent, fund accounting agent and legal counsel. However, the Fund reserves the right, subject to applicable legal requirements, to, in the future, provide portfolio holdings information to certain mutual fund evaluation services, such as Standard & Poor's, Morningstar or Lipper Analytical Services, and to due diligence departments of broker-dealers and wirehouses that regularly develop analyses of mutual fund data which they make publicly available. In the event the Fund decides to provide this information to such organizations before it is filed with the SEC or otherwise made public, it will require that (i) the organization agree to assure that, before the holdings information or analyses are made public, the holdings information or analyses based on that information are kept confidential and are not distributed to persons who are likely to use the information to trade Fund shares, and (ii) the organization sign a confidentiality agreement with respect to the Fund's information. Additionally, the Fund reserves the right, subject to such trading restrictions and confidentiality agreements, to make non-public disclosure of its holdings in the event of a merger or retention of a new adviser or sub-adviser, and for such other proper business purposes as is determined to be appropriate upon advice of counsel. Nothing in the Fund's policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

The Funds receives no compensation in connection with disclosure of portfolio holdings. The Fund's policies may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer ("CCO"). The CCO will report at least annually to the Board of Directors concerning the operation of the Fund's portfolio holdings disclosure policies, including material compliance matters, material changes to the policy and recommended material changes to the policy.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Fund. The Fund's directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by the Adviser as indicated below.
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director
Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Director, President & Chairman of the Board	From 1989	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.	3	None
Independent Directors
John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Director	From 1991	Self-employed Investor Consultant	3	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 76	Director	From 1982	Retired	3	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 74	Director	From 1991	Financial Consultant; Managing Director of Benefit Capital Southwest	3	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Pacesetter Capital Group

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 45	Director	From 2003	CEO/President of Freedom Stores, Inc.	3	None

Executive Officers
Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Executive Vice President	From 1982	Executive Vice President/CIO of Capstone Asset Management Company & Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 53	Sr. Vice President	From 2002	Managing Director and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 43	Sr. Vice President	From 2002	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	From 2004

Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company and Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004- present; MGL, independent consultants, Vice President Regulatory Affairs, 2000-present

				N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 37	Asst. Vice President Compliance	From 2004

Asst. Vice President Compliance, Capstone Asset Management Company and Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004-present; Compliance Analyst, Capstone Asset Management Company and Capstone Asset Planning Company, 2002-2004; Paradigm Trading, technical analyst, 1999-2002

				N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 45	Treasurer	From 2004	Treasurer of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Alaina V. Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 38	Asst. Secretary.	From 2004	Vice President, Regulatory Services, BISYS Fund Services, 2002-present; Chief Administrative Officer, Blue Sky, BISYS Fund Services, 1995-2002; Officer of other Capstone Funds, 2004-present	N/A	None

_________________________

*	Mr. Jaroski is an "interested person" of the Capstone Growth Fund, as defined in the Investment Company Act of 1940, because of his position with CAMCO and the Distributor.
**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Fund has four committees which report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. The Valuation and Investment Review Committee, and the Compliance Committee is comprised exclusively of members of the Board of Directors. Following is a description of each of the committees:

Audit Committee - The purpose of this committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and to act as a liaison between the Fund's independent auditors and the full Boards. The Committee is composed entirely of independent members of the Board of Directors of the Fund. Current Committee members are: Leonard B. Melley, Chairman; John R. Parker, James F. Leary and Bernard J. Vaughan. The Committee met four times during the fiscal year ended October 31, 2004.

Compliance Committee - The purpose of this committee is to oversee managements implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Bernard J. Vaughan and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2004.

Nominating/Corporate Governance - The purpose of this committee is to nominate independent directors to the Board of Directors and members for other Board Committees, and to evaluate and enhance the effectiveness of the Board and its Committees in their role in governing the Fund and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Boards of Directors of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2004. The nominating committee will not consider nominees recommended by shareholders.

Valuation and Investment Review - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: . John R. Parker, Chairman; Edward L. Jaroski, . Bernard J. Vaughan, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2004.
Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Edward L. Jaroski	over $100,000	over $100,000
Bernard J. Vaughan	$50,001 - $100,000	$50,001 - $100,000
James F. Leary	$1 - $10,000	$1 - $10,000
John R. Parker	None	$1 - $10,000
Leonard B. Melley	$10,001 - $50,000	$10,001 - $50,000

* Information provided as of October 31, 2004.

As of October 31, 2004, the Independent Directors, and/or any of their immediate family members, did not own any securities issued by the Adviser or any company controlling, controlled by or under common control with Capstone Asset Management Company.

The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent Director serves as a director or trustee on the Board of two other registered investment companies comprising the Capstone Complex of Mutual Funds. The independent Directors/Trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent Director/Trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the Directors/Trustees are allocated among the funds based on net assets. The Directors/Trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended October 31, 2004, the Fund paid or accrued for the account of its officers and trustees, as a group for services and expenses in all capacities, a total of $13,316.

The following table represents the compensation received by the independent Directors/Trustees during fiscal 2004 from the Capstone Funds complex.
Name of Person, Position	Aggregate Compensation from Registrant (1)	Pension or Retirement Benefits Accrued as Part of Fund	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors
James F. Leary, Director	$3,246	$0	$0	$17,000 (1)(2)(3)
John R. Parker, Director	$3,246	$0	$0	$17,000 (1)(2)(3)
Bernard J. Vaughan, Director	$3,578	$0	$0	$19,000 (1)(2)(3)
Leonard B. Melley, Director	$3,246	$0	$0	$17,000 (1)(2)(3)

_______________

(1)	Capstone Series Fund, Inc. ("CSFI") does not pay deferred compensation.
(2)	Director of Steward Funds, Inc. ("SFI")
(3)

Compensation received by Independent Directors is allocated among the Capstone complex of Mutual Funds on which the Directors serves based on net assets. The Capstone complex of Mutual Funds consists of SFI, and CSFI. CSFI has only one portfolio. SFI has two currently operating portfolios. Totals shown include amounts paid to Independent Directors by another fund that ended operations prior to October 31, 2004.

INVESTMENT ADVISER

Pursuant to the terms of an investment advisory agreement dated May 11, 1992 (the "Advisory Agreement"), the Fund employs Capstone Asset Management Company (the "Adviser") to furnish investment advisory and administrative services. The Adviser is a wholly-owned subsidiary of Capstone Financial Services, Inc.

For its services, the Adviser receives an advisory fee at the end of each calendar month computed daily at an annual rate equal to .75 of 1% per annum on the first $50 million of the Fund's net assets, .60 of 1% per annum on the next $150 million of the Fund's net assets, .50 of 1% per annum on the next $300 million of the Fund's net assets and .40 of 1% per annum on all of the Fund's net assets in excess of $500 million. The fee is paid monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets, 1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. The fee paid to the Adviser may be somewhat higher than that paid by other investment companies. For the fiscal years ended October 31, 2004, 2003, 2002, 2001 and 2000, the Fund paid investment advisory fees in the amounts of $356,294, $336,656, $407,788, $497,352 and $599,719, respectively. As a percentage of the average net assets of the Fund, the investment advisory fee was 0.75%, 0.75%, 0.73%, 0.71% and 0.69%, respectively, for each of those years.

BISYS Fund Services performs accounting, bookkeeping and pricing services for the Fund. For these services, BISYS Fund Services receives a monthly fee from the Fund.

The Advisory Agreement contains an expense limitation provision pursuant to which the Adviser will contribute money to the Fund up to an amount equal to its advisory fees or waive all or a portion of its advisory fees to insure that the aggregate annual expenses of the Fund, including the advisory fee, but excluding certain expenses such as brokerage commissions, litigation costs and certain distribution plan expenses, do not exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees of the Adviser will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. Due to recent Federal and state regulations, such state expense limitations are no longer applicable to the Fund.

Pursuant to the Advisory Agreement, the Adviser pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Directors or committees or advisers to the Board. The Adviser also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. The Fund pays all of its expenses not borne by the Adviser pursuant to the Advisory Agreement including such expenses as (i) the advisory fee, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Fund, (vii) the cost of reports and notices to stockholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Adviser, if any.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement was last approved by unanimous votes of the Board of Directors, and of the directors who are not interested persons, at a meeting held March 2, 2004. The directors reviewed with counsel a report prepared by the Adviser concerning its advisory and administrative services to the Fund, and materials concerning the Fund's performance and expenses, including advisory fee rates, for the Fund and comparable funds. The directors also considered information presented at the meeting concerning the Adviser's soft dollar arrangements, its updated execution system, its oversight of the Fund's other service providers and its program for complying with various recent regulatory developments. The directors considered various sources of compensation to the Adviser and its affiliates, including the receipt of distribution fees by the Fund's distributor, as well as the Adviser's financial health. The directors also reviewed certain materials presented by members of the Board. In the course of their review, the Board determined to request a full report on the general management strategy used for this Fund. This report was presented at a meeting held May 19, 2004, at which matters related to the Fund's marketing strategy and benchmark were also reviewed. Certain of these matters are still under review. In determining that the Advisory Agreement should be continued, the directors noted their general satisfaction with the Adviser's services to the Fund, as well as the reasonableness of the advisory fees and of overall Fund expenses.

The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually (a) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

PROXY VOTING POLICIES

The Fund's Board of Directors has approved the Adviser's Proxy Voting Policies and Procedures as the procedures to be followed in voting proxies for the Fund. The Proxy Voting Policies and Procedures are attached as Exhibit A to this Statement of Additional Information.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 1-800-262-6631, or on the website of the Securities and Exchange Commission at http://www.sec.gov.

DISTRIBUTOR

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Since August 21, 1995, no front-end sales load has been applicable to sales of the Fund's shares.

The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor receives no underwriting discounts or commissions, redemption or repurchase fees or brokerage commissions from the Fund. It does receive payments, as described below, under the Fund's Service and Distribution Plan.

At a meeting held October 17, 2003, the Fund's shareholders approved an amendment to the Fund's Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to "compensate" (rather than "reimburse") the Distributor for certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. The Plan was originally adopted effective March 1, 1992. The Plan, as amended, permits the Fund to compensate the Distributor at an annual rate of 0.25% of the Fund's average daily net assets for certain distribution and service activities. As required by Rule 12b-1, the amendment to the Fund's Plan was approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the Investment Company Act of 1940 and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors") at a meeting held June 9, 2003, and by the Fund's stockholders at the Annual Meeting of Stockholders held October 17, 2003. The Plan has been reviewed annually by the Fund's Board and has been continued based on a determination by the Board, and by the Plan Directors, that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. The Board's most recent annual review of the Plan was at a meeting held March 2, 2004, at which continuation of the Plan was approved by majorities of both the Board and the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations during the past three fiscal years were as follows:
Fiscal Year Ended	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Other Service Organizations
10/04	$119,141	$114,087	$5,054
10/03	$112,218	$107,928	$4,290
10/02	$139,432	$133,060	$6,372

Amounts retained by the Distributor were used to reimburse the following expenses incurred:
Salaries/Benefits/Taxes	$292,514
Rent	$57,631
Telephone	$10,170
Systems Equipment	$31,833

The distributor incurred expenses in excess of the amounts stated above.

The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. In compliance with the Rule, the directors, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. In addition, the Adviser may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and the Adviser's other clients. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Fund paid the following commissions during the period indicated:

Year Ended 10/31/2004	Year Ended 10/31/2003	Year Ended 10/31/2002	Year Ended 10/31/2001
$48,792(2)	$32,152 (2)	$162,354 (1)	$79,624 (1)

(1)	Of this amount, approximately 100% was paid to brokers who furnished research services.

(2)	Of this amount, approximately 90% was paid to brokers who furnished research services.

No commissions were paid to affiliated brokers.

PERSONAL TRADING POLICIES

The Funds, the Adviser and Administrator, and the Distributor have adopted Code s of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the Codes permit persons subject to the codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be monitored.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of fund shares is the Fund's net asset value (NAV) per share that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Fund does not price its shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, the Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. The NAV of the Fund shares reflects the aggregate assets less the liabilities attributable to the Fund shares . The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors.

HOW TO BUY AND REDEEM SHARES

Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Buying and Selling Fund Shares" in the Prospectus.

Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, c/o BISYS Fund Services, 3435 Stelzer Rd., Columbus, OH 43219. In addition, certain expedited redemption methods are available. See "Buying and Selling Fund Shares" in the Prospectus.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company, the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

Distributions

Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Hedging and Other Transactions

Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company. If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

Disposition of Shares

Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Backup Withholding

The Fund may be required to withhold Federal income tax at the rate of 28% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

Other Taxes

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 10, 2004 PLI Funds Investment Plans, 5847 San Felipe, Suite 4100, Houston, Texas 77057 owned of record and beneficially 12% of the outstanding shares of common stock of the Fund.

FINANCIAL statements

The Report of Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report to shareholders for the fiscal year ended October 31, 2004 are incorporated herein by reference to such Annual Report. Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-262-6631.

OTHER INFORMATION

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank (the "Custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

Stockholder Reports. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel to the Fund.

Accounting Agent, Transfer Agent and Shareholder Servicing Agent. The Fund's accounting, transfer and shareholder servicing agent is BISYS Fund Services, 3435 Stelzer Road., Columbus, OH 43219.

APPENDIX - I

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted: March 1, l994

Revised: May 1, 1999

Further Revised: June 30, 2003

I. Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II. Limitations on Policy

a. Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b. Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c. Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III. Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

    Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

    Vote the proxies in accordance with the recommendations of an independent proxy voting service;

    Refer the voting decision to the Client;

    Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV. Administration

a. Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b. Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c. Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d. Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:

    Supervise the proxy voting process, including the indemnification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

    Determine how to vote proxies relating to issues not covered by these guidelines; and

    Determine when the Adviser may deviate from these guidelines.

e. Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f. Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

    long-term financial performance of the target company relative to its industry management's track record

    background to the proxy contest

    qualifications of director nominees (both slates)

    evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

    We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

    We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

    We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

    Change in Control -- Will the transaction result in a change of control of the company?

    Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

    anticipated financial and operating benefits;

    offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

    Re-election of board members

    Name changes

    Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

    Acquisitions

    Mergers

    Spin-offs

    Significant changes in the By-Laws, Articles of Incorporation, etc.

    Anti-takeover provisions, poison pills

    Rights offerings

    Measure in authorized shares of common or preferred stock

APPENDIX B

1. Proxy Voting Committee

Dan Watson

Edward Jaroski

Howard Potter

John Wolf

Paul Townsen

Gina Garcia

Richard A. Nunn

Kimberly Wallis

2. Individual Responsibility for Monitoring Compliance with these Procedures

Richard A. Nunn